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                                                                      EX-99.B18B
                                                           EXHIBIT 24 (b)(18)(b)


                                   APPENDIX A

                         (As revised December 18, 1997)

                         List of Funds and Their Classes
                         -------------------------------

1. Delaware Group Equity Funds I, Inc.

       Delaware Fund

            Delaware Fund A Class
            Delaware Fund B Class
            Delaware Fund C Class
            Delaware Fund Institutional Class

       Devon Fund

            Devon Fund A Class
            Devon Fund B Class
            Devon Fund C Class
            Devon Fund Institutional Class


2. Delaware Group Equity Funds II, Inc.

       Decatur Income Fund

            Decatur Income Fund A Class
            Decatur Income Fund B Class
            Decatur Income Fund C Class
            Decatur Income Fund Institutional Class

       Decatur Total Return Fund

            Decatur Total Return Fund A Class
            Decatur Total Return Fund B Class
            Decatur Total Return Fund C Class
            Decatur Total Return Fund Institutional Class

            Blue Chip Fund (Added February 24, 1997)

            Blue Chip Fund A Class
            Blue Chip Fund B Class
            Blue Chip Fund C Class
            Blue Chip Fund Institutional Class

            Quantum Fund (Added February 24, 1997)

            Quantum Fund A Class
            Quantum Fund B Class
            Quantum Fund C Class
            Quantum Fund Institutional Class



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3. Delaware Group Equity Funds III, Inc. (Formerly Trend)

       Trend Fund

            Trend Fund A Class
            Trend Fund B Class
            Trend Fund C Class
            Trend Fund Institutional Class


4. Delaware Group Equity Funds IV, Inc.

       DelCap Fund

            DelCap Fund A Class
            DelCap Fund B Class
            DelCap Fund C Class
            DelCap Fund Institutional Class

       Capital Appreciation Fund (Added November 29, 1996)

            Capital Appreciation Fund A Class
            Capital Appreciation Fund B Class
            Capital Appreciation Fund C Class
            Capital Appreciation Fund Institutional Class



5. Delaware Group Equity Funds V, Inc. (Formerly Value)

       Small Cap Value Fund (Formerly Value Fund)

            Small Cap Value Fund A Class
            Small Cap Value Fund B Class
            Small Cap Value Fund C Class
            Small Cap Value Fund Institutional Class

       Retirement Income Fund (Added November 29, 1996)

            Retirement Income Fund A Class
            Retirement Income Fund B Class
            Retirement Income Fund C Class
            Retirement Income Fund Institutional Class



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6. Delaware Group Global & International Funds, Inc.

       International Equity Series

            International Equity Fund A Class
            International Equity Fund B Class
            International Equity Fund C Class
            International Equity Fund Institutional Class

       Global Bond Series

            Global Bond Fund A Class
            Global Bond Fund B Class
            Global Bond Fund C Class
            Global Bond Fund Institutional Class

       Global Assets Series

            Global Assets Fund A Class
            Global Assets Fund B Class
            Global Assets Fund C Class
            Global Assets Fund Institutional Class

       Emerging Markets Series (Added May 1, 1996)

            Emerging Markets Fund A Class
            Emerging Markets Fund B Class
            Emerging Markets Fund C Class
            Emerging Markets Fund Institutional Class


7. Delaware Group Income Funds, Inc.

       Strategic Income Fund (Added September 30, 1996)

            Strategic Income Fund A Class
            Strategic Income Fund B Class
            Strategic Income Fund C Class
            Strategic Income Fund Institutional Class


8. Delaware Pooled Trust, Inc.

       The Real Estate Investment Trust Portfolio (added
       October 14, 1997)

            REIT Fund A Class
            REIT Fund B Class
            REIT Fund C Class
            REIT Fund Institutional Class

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9. Delaware Group Foundation Funds (added December 18, 1997)

       Income Portfolio

            Income Fund A Class
            Income Fund B Class
            Income Fund C Class
            Income Fund Institutional Class

       Balanced Portfolio

            Balanced Fund A Class
            Balanced Fund B Class
            Balanced Fund C Class
            Balanced Fund Institutional Class

       Growth Portfolio

            Growth Fund A Class
            Growth Fund B Class
            Growth Fund C Class
            Growth Fund Institutional Class